UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  April 5, 2005


                           AMR CORPORATION
     (Exact name of registrant as specified in its charter)


       Delaware                  1-8400             75-1825172
(State of Incorporation) (Commission File Number) (IRS Employer
                                               Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas          76155
 (Address of principal executive offices)            (Zip Code)


                        (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))









Item 8.01  Other Events

AMR Corporation is filing herewith a press release issued on April 4, 2005 by American Airlines, Inc. as Exhibit 99.1, which is included herein. This press release was issued to report
March traffic for American Airlines, Inc.









                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  April 5, 2005








                          EXHIBIT INDEX


Exhibit        Description

99.1           Press Release









                                        Exhibit 99.1

                              CONTACT:  Tim Wagner
                                        Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577
                                        corp.comm@aa.com



FOR RELEASE: Monday, April 4, 2005



             AMERICAN AIRLINES REPORTS MARCH TRAFFIC

     FORT WORTH, Texas - American Airlines, the world's largest airline, reported a March load factor of 80.2 percent - an increase of 5.1 points compared to the same period last year. Traffic grew by 9.1 percent year over year, while capacity increased by 2.1 percent.
     International traffic increased 18.9 percent relative to last year on 14.1 percent more capacity. Domestic traffic increased 4.8 percent year over year despite a 3.1 percent capacity reduction.
     American boarded 8.7 million passengers in March.

     Detailed traffic and capacity data are on the following pages:









              AMERICAN AIRLINES PASSENGER DIVISION
             COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                    EXCLUDES CHARTER SERVICES

                                March
                                 2005         2004     CHANGE
REVENUE PASSENGER MILES (000)
   SYSTEM                    12,074,774   11,069,634      9.1 %
          D.O.T. DOMESTIC     8,110,958    7,736,479      4.8
          INTERNATIONAL       3,963,816    3,333,155     18.9
          ATLANTIC            1,539,038    1,374,311     12.0
          LATIN AMERICA       2,022,800    1,634,906     23.7
          PACIFIC               401,978      323,938     24.1

AVAILABLE SEAT MILES (000)
   SYSTEM                    15,042,151   14,732,903      2.1 %
          D.O.T. DOMESTIC     9,963,684   10,280,915     (3.1)
          INTERNATIONAL       5,078,467    4,451,988     14.1
          ATLANTIC            1,814,701    1,658,499      9.4
          LATIN AMERICA       2,750,271    2,395,461     14.8
          PACIFIC               513,495      398,028     29.0

LOAD FACTOR
   SYSTEM                          80.2 %       75.1 %    5.1 Pts
          D.O.T. DOMESTIC          81.4         75.2      6.2
          INTERNATIONAL              78         74.8      3.2
          ATLANTIC                 84.8         82.8      2.0
          LATIN AMERICA            73.5         68.2      5.3
          PACIFIC                  78.2         81.3     (3.1)

PASSENGERS BOARDED            8,673,738    7,967,528      8.9 %

SYSTEM CARGO TON MILES (000)    194,967      189,248      3.0 %








              AMERICAN AIRLINES PASSENGER DIVISION
             COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                    EXCLUDES CHARTER SERVICES
                       YEAR-TO-DATE MARCH

                                 2005         2004    CHANGE
REVENUE PASSENGER MILES (000)
   SYSTEM                    32,245,056   30,223,760      6.7 %
          D.O.T. DOMESTIC    21,552,350   20,903,311      3.1
          INTERNATIONAL      10,692,706    9,320,449     14.7
          ATLANTIC            3,903,534    3,560,636      9.6
          LATIN AMERICA       5,689,995    4,843,243     17.5
          PACIFIC             1,099,176      916,570     19.9

AVAILABLE SEAT MILES (000)
   SYSTEM                    42,752,899   42,512,899      0.6 %
          D.O.T. DOMESTIC    28,263,839   29,480,571     (4.1)
          INTERNATIONAL      14,489,060   13,032,328     11.2
          ATLANTIC            5,068,602    4,793,775      5.7
          LATIN AMERICA       7,957,766    7,064,274     12.6
          PACIFIC             1,462,692    1,174,279     24.6

LOAD FACTOR
   SYSTEM                          75.4 %         71 %    4.4 Pts
          D.O.T. DOMESTIC          76.2         70.9      5.3
          INTERNATIONAL            73.7         71.5      2.2
          ATLANTIC                   77         74.2      2.8
          LATIN AMERICA            71.5         68.5      3.0
          PACIFIC                  75.1           78     (2.9)

PASSENGERS BOARDED           23,062,838   21,762,896        6 %

SYSTEM CARGO TON MILES          539,500      520,867      3.6 %
(000)

                               ###

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